                                                                     EXHIBIT 9.3

                        SECOND AMENDMENT TO FIRST AMENDED
                        AND RESTATED INVESTORS' AGREEMENT


         This Second Amendment to the First Amended and Restated Investors' Agreement (this "Agreement") dated as of February 4, 1999, is entered into by and among (i) Doane Pet Care Enterprises, Inc., formerly known as DPC Acquisition Corp. (the "Company"), (ii) Doane Pet Care Company, formerly known as Doane Products Company ("Doane"), (iii) Summit Capital Inc. ("Summit"), (iv) Summit/DPC Partners, L.P. ("Summit/DPC"), (v) Chase Manhattan Investment Holdings, Inc. ("Chase"), (vi) DLJ Merchant Banking Partners, L.P., DLJ International Partners, C.V., DLJ Offshore Partners, C.V., DLJ Merchant Banking Funding, Inc., DLJ First ESC, L.L.C., (each of the foregoing in this clause
(vi), a "DLJ Entity," and collectively, the "DLJ Entities") (vii) Dartford Partnership, L.L.C. ("Dartford"), (viii) Bruckmann, Rosser, Sherrill & Co., L.P. ("BRS"), (ix) PNC Capital Corp ("PNC"), (x) Windy Hill Pet Food Company, L.L.C. ("Windy Hill L.L.C."), (xi) Baseball Partners and (xii) the other Persons listed on the signature pages hereto.


                              W I T N E S S E T H :

         WHEREAS, certain stockholders and warrantholders of the Company are parties to or bound by that certain First Amended and Restated Investors' Agreement dated as of August 3, 1998, as amended (the "Original Agreement"); and

         WHEREAS, the undersigned, constituting the holders of more than 75% of the shares of Common Stock of the Company (including the Warrants on an "as-if exercised" basis) desire to amend the Original Agreement on the terms of this Agreement and, except as amended by this Agreement, ratify the terms of the Original Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in exchange for the mutual covenants herein, the parties hereto agree as follows:

                                   AGREEMENTS

1. Defined Terms. Capitalized terms used in this Agreement that are not defined herein shall have the meanings given to them in the Original Agreement.

2.       Amendments. The Original Agreement is amended as follows:

         (a) Section 2.1(a) is hereby amended in its entirety to provide as follows:

                  "(a) The Board shall consist of eight members (subject to changes in size as provided below in this Section 2.1(a)), of whom one shall be designated by DLJ Merchant Banking Partners, L.P.("DLJMB") (the "DLJMB Designee"), two shall be designated by Summit on behalf of the Summit-Investors (each such designee, a "Summit-Investor Designee"), one shall be designated by BRS on behalf of the Windy Hill Investors and one shall be designated by Windy Hill L.L.C. on behalf of the Windy Hill Investors (each of the two foregoing designees, a "Windy Hill

                  Designee"), one shall be designated by Chase (the "Chase Designee"), one shall be the chief executive officer of the Company and one shall be designated by the mutual agreement of the DLJ Designee (so long as a DLJ Designee then serves on the Board) and George B. Kelly (so long as Mr. Kelly is one of the two Summit Designees) or, if George B. Kelly is not then one of the two Summit Designees, by either of the Summit Designees. At any time the number of shares of Common Stock owned of record by the Summit-Investors is less than 50% of the number of shares of Common Stock owned thereby as of August 3, 1998 (in each case, disregarding stock splits, recapitalizations and similar adjustments in number of shares and stock dividends), the Summit-Investors shall only have the right to designate one individual. At any time the number of shares of Common Stock owned of record by the Windy Hill Investors is less than 50% of the number of shares of Common Stock owned thereby as of August 3, 1998 (in each case, disregarding stock splits, recapitalizations and similar adjustments in number of shares and stock dividends), the Windy Hill Investors shall only have the right to designate one individual, and such director shall be the Windy Hill Representative at such time. Notwithstanding the foregoing, at any time any of DLJMB's, Chase's, the Summit-Investors' or the Windy Hill Investors' respective Percentage Ownership is less than 5%, such person or group shall not have the further right to designate any individual under this Section 2.1(a). Each Shareholder entitled to vote for the election of directors to the Board shall vote its Securities and execute written consents to increase the Board size and to elect independent directors to accommodate the requirements for listing the Securities on any national securities exchange or market system on which the Board determines that the Securities shall be listed or included. Each Shareholder entitled to vote for the election of directors to the Board agrees that it will vote its shares of Common Stock or execute consents, as the case may be, and take all other necessary action (including causing the Company to call a special meeting of shareholders) in order to ensure that the composition of the Board is as set forth in this Section 2.1(a). The parties to this Agreement acknowledge and agree that the right to designate an individual pursuant to this Section 2.1(a) and the obligations of the Shareholders to vote for or consent to any individual designated in accordance with this Section 2.1(a) shall not ensure that such individual shall be elected to the Board."



         (b) The lead-in paragraph to Section 2.4(b) (i.e., the paragraph immediately preceding clauses (i) through (ix) of Section 2.4(b)) is hereby amended in its entirety to provide as follows:


                  "(b) Until the consummation of an Initial Public Offering, no action by the Company (including but not limited to any action by the Board or any committee thereof) shall be taken after August 3, 1998 with respect to any of the following matters without the affirmative approval of a majority of the members of the Board, which majority must include (i) for so long as the DLJ Entities own at least 50% of the number of shares of Common Stock owned thereby as of August 3, 1998 (treating, for these purposes, the Warrants on an as if exercised basis and, in each case, disregarding stock splits, recapitalizations and similar adjustments in number of shares and stock dividends), the DLJMB Designee, (ii) for so long as the Summit-Investors own at least 33 1/3% of the number of shares of Common Stock owned thereby as of August 3, 1998 (in each case, disregarding stock splits, recapitalizations and similar adjustments in number of shares and stock dividends), at least one Summit-Investor Designee, and (iii) for so long as the Windy Hill Investors own at least 50% of the number of shares of Common Stock owned thereby as of August 3, 1998 (in each case, disregarding stock splits, recapitalizations and similar adjustments in number of shares and stock dividends), at least one Windy Hill Designee:"

3. Terminology. The phrases "as of the date of this Agreement" and "the date hereof," when stated in the text of the Original Agreement, refer to August 3, 1998.

4. Ratification. Except as expressly set forth herein, the terms and provisions of the Original Agreement, as amended prior to the date hereof, are hereby ratified and confirmed.

5. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                  DPC ACQUISITION CORP.

                                      By:         /s/ T. R. HEIDENTHAL
                                         ---------------------------------------
                                      Name:           T. R. Heidenthal
                                           -------------------------------------
                                      Title:   Senior Vice President and CFO
                                            ------------------------------------


                                  DOANE PRODUCTS COMPANY

                                      By:         /s/ T. R. HEIDENTHAL
                                         ---------------------------------------
                                      Name:           T. R. Heidenthal
                                           -------------------------------------
                                      Title:   Senior Vice President and CFO
                                            ------------------------------------

                                  SUMMIT CAPITAL INC.

                                      By:         /s/ GEORGE B. KELLY
                                         ---------------------------------------
                                      Name:           George B. Kelly
                                           -------------------------------------
                                      Title:             Chairman
                                            ------------------------------------

                                  CHASE MANHATTAN INVESTMENT
                                           HOLDINGS, INC.

                                      By:   /s/ JEFFREY WALKER
                                         ---------------------------------------
                                      Name:     Jeffrey Walker
                                           -------------------------------------
                                      Title:    CEO
                                            ------------------------------------

                                  BASEBALL PARTNERS

                                      By:   /s/ JEFFREY WALKER
                                         ---------------------------------------
                                      Name:     Jeffrey Walker
                                           -------------------------------------
                                      Title:    Managing Partner
                                            ------------------------------------

                                  SUMMIT/DPC PARTNERS, L.P.

                                      BY: SUMMIT CAPITAL, INC.,
                                                    its General Partner

                                      By:        /s/ GEORGE B. KELLY
                                         ---------------------------------------
                                              Name:  George B. Kelly
                                              Title:   Chairman

                                  DLJ MERCHANT BANKING PARTNERS, L.P.,
                                      a Delaware Limited Partnership

                                      BY DLJ MERCHANT BANKING, INC.
                                           Managing General Partner

                                      By:        /s/ P. GRAUER
                                         ---------------------------------------
                                      Name:          P. Grauer
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                  DLJ INTERNATIONAL PARTNERS, C.V.

                                      BY DLJ MERCHANT BANKING, INC.
                                           Advisory General Partner

                                      By:        /s/ P. GRAUER
                                         ---------------------------------------
                                      Name:          P. Grauer
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                  DLJ OFFSHORE PARTNERS, C.V.

                                           BY DLJ MERCHANT BANKING, INC.
                                                    Advisory General Partner

                                      By:   /s/ P. GRAUER
                                         ---------------------------------------
                                      Name:     P. Grauer
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                  DLJ FIRST ESC, L.L.C.

                                      By:   /s/ P. GRAUER
                                         ---------------------------------------
                                      Name:     P. Grauer
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                  DLJ MERCHANT BANKING FUNDING, INC.

                                      By:   /s/ P. GRAUER
                                         ---------------------------------------
                                      Name:     P. Grauer
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                  THE ROSENTHAL 1989 TRUST

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                  By:
                                     -------------------------------------------
                                                    Dick H. Weber


                                  By:
                                     -------------------------------------------
                                                    Terry W. Bechtel


                                  By:           /s/ BOB L. ROBINSON
                                     -------------------------------------------
                                                    Bob L. Robinson


                                  By:
                                     -------------------------------------------
                                                    Roy E. Hess

                                  By:
                                     -------------------------------------------
                                                    Earl R. Clements


                                  By:
                                     -------------------------------------------
                                                    J. David Heaney



                                  By:         /s/ LAURA HAWKINS MANSUR
                                     -------------------------------------------
                                                  Laura Hawkins Mansur



                                  By:
                                     -------------------------------------------
                                                    Gary L. Rosenthal


                                  By:
                                     -------------------------------------------
                                                    Lee H. Rosenthal


                                  By:
                                     -------------------------------------------
                                                    Fred A. Rosenthal

The following signatories are the "Windy Hill Investors:"


                                  DARTFORD PARTNERSHIP, L.L.C.


                                      By:     /s/ RAY CHUNG
                                         ---------------------------------------
                                      Name:   Ray Chung
                                           -------------------------------------
                                      Title:  EVP
                                            ------------------------------------



                                  BRUCKMANN, ROSSER, SHERRILL & CO., L.P.


                                      By:     /s/ STEPHEN SHERRILL
                                         ---------------------------------------
                                      Name:   Stephen Sherrill
                                           -------------------------------------
                                      Title:
                                            ------------------------------------



                                  PNC CAPITAL CORP

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                  WINDY HILL PET FOOD COMPANY L.L.C.


                                      By:     /s/ RAY CHUNG
                                         ---------------------------------------
                                      Name:   Ray Chung
                                           -------------------------------------
                                      Title:  EVP
                                            ------------------------------------





                                        /s/ ROBERT V. DALE
                                      ------------------------------------------
                                            Robert V. Dale



                                      ------------------------------------------
                                            F. Donald Cowan, Jr.



                                      ------------------------------------------
                                            Donald L. Gadd

                                      ------------------------------------------
                                            Henry G. Hurd, Jr.


                                      ------------------------------------------
                                            Ben W. McCrory


                                      ------------------------------------------
                                            Vaughn R. Oakley



                                        /s/ CHARLES DUNLEAVY
                                      ------------------------------------------
                                            Charles Dunleavy

                                  BCB PARTNERSHIP, BRUCE C. BRUCKMANN, DONALD J. BRUCKMANN, PAUL D. KAMINSKI, NAZ PARTNERSHIP, HAROLD O. ROSSER, H. VIRGIL SHERRILL, STEPHEN
                                  C. SHERRILL, NANCY A. ZWENG, ELIZABETH
                                  MCSHANE, BEVERLY PLACE, BY THE FOLLOWING
                                  PERSONS:



                                  By:  /s/ STEPHEN C. SHERRILL
                                     -------------------------------------------
                                       Stephen C. Sherrill, Attorney-in-Fact





                                       /s/ STEPHEN C. SHERRILL
                                  ----------------------------------------------
                                       Stepehn C. Sherrill, INDIVIDUALLY